                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 30, 2001



                               GENERAL MAGIC, INC.
             (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                 000-25374                     77-0250147
   (State or Other              (Commission                 (IRS Employer
   Jurisdiction of              File Number)             Identification No.)
   Incorporation)


             420 NORTH MARY AVENUE                               94085
             SUNNYVALE, CALIFORNIA                             (Zip Code)
    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (408) 774-4000

ITEM 5. OTHER EVENTS.


     As previously disclosed in General Magic, Inc.'s (the "Company's") Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 3, 2001, the Company entered into a common stock purchase agreement with Paul Revere Capital Partners, Ltd. ("Paul Revere") on March 30, 2001 (the "Common Stock Purchase Agreement"), pursuant to which Paul Revere agreed to purchase an aggregate of $2,000,000 of the Company's common stock, par value $.001 per share ("Common Stock") during the 60 business day pricing period spanning from April 12, 2001 to the sixtieth trading day thereafter, in one or more installments. Pursuant to this arrangement, the Company issued and sold to Paul Revere an aggregate of 2,032,415 shares of Common Stock for an aggregate purchase price of $2,000,000 between April 12, 2001 and May 4, 2001. The Company paid the investment banking firm of Ladenburg Thalmann & Co., Inc. $60,000 in connection with this financing arrangement as a 3% placement agent fee for arranging the transaction. The Company also agreed to indemnify the placement agent against liabilities, including liabilities under the Securities Act of 1933.

     At the completion of this financing, there remained 1,301,723 shares of Common Stock registered for sale by the Company under the Company's preexisting "shelf" registration statement (Registration Statement No. 333-79857).

     On May 7, 2001, the Company entered into a common stock purchase agreement with Paul Revere (the "Additional Common Stock Purchase Agreement") whereby Paul Revere agreed to purchase the remaining 1,301,723 shares of the Company's Common Stock available for sale under the Company's shelf registration statement for an aggregate purchase price of $1,301,723, less a 3% placement agent fee of $39,052 to Ladenburg Thalmann & Co., Inc. for arranging this transaction. The Company and Paul Revere closed the transactions contemplated by the Additional Stock Purchase Agreement on May 24, 2001. A copy of the Additional Common Stock Purchase Agreement is attached hereto as Exhibit 1.1.

     The foregoing description is qualified in its entirety by the Additional Common Stock Purchase Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.


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


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following exhibit is filed with this report on Form 8-K:


EXHIBIT NO.         DESCRIPTION
----------          -----------
1.1                 Common Stock Purchase Agreement, dated May 7, 2001, between
                    General Magic, Inc. and Paul Revere Capital Partners Ltd.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GENERAL MAGIC, INC.

Dated: May 25, 2001                    By: /s/ MARY E. DOYLE
                                       ----------------------------------
                                       Mary E. Doyle
                                       Senior Vice President--Business
                                       Affairs, General Counsel and Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------
1.1                 Common Stock Purchase Agreement, dated May 7, 2001, between
                    General Magic, Inc. and Paul Revere Capital Partners Ltd.


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